UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2020 (November 9, 2020)

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 10, 2020, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), announced that it will commence an offer to purchase (the “Tender Offer”) for cash up to $25,000,000.00 aggregate purchase price of its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”).

In exchange for each Series A Preferred Unit properly tendered (and not validly withdrawn) prior to 11:59 p.m., New York City time, on December 9, 2020 (such time and date, as the same may be extended, the “Expiration Date”) and accepted by the Partnership, participating holders of Series A Preferred Units will receive $200.00.

The Tender Offer will expire on the Expiration Date, unless the Partnership extends the Tender Offer or terminates it earlier. A copy of the related press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”), whether or not filed under the Securities Act of 1933, as amended (the “Securities Act”) or the 1934 Act, regardless of any general incorporation language in such document.

Item 8.01	Other Events

On November 9, 2020, after the close of trading on the New York Stock Exchange (the “NYSE”), the Partnership effected the previously announced 1-for-15 reverse unit split (the “Reverse Unit Split”) on its common units representing limited partner interests in the Partnership (the “common units”). The common units began trading on a split-adjusted basis on November 10, 2020.

Pursuant to the Reverse Unit Split, common unitholders received one common unit for every 15 common units owned at the close of business on November 9, 2020. All fractional units created by the Reverse Unit Split were rounded to the nearest whole unit, as provided by the Partnership’s partnership agreement.

Immediately prior to the Reverse Unit Split, there were 56,624,887 common units issued and outstanding and immediately after the Reverse Unit Split, the number of issued and outstanding common units decreased to 3,774,992. In connection with the Reverse Unit Split, the CUSIP number of the common units changed to 866142 409. The Partnership’s ticker symbol on the NYSE, “SMLP,” remains the same.

The Partnership has a registration statement on Form S-3 (File No. 333-234781) and a registration statement on Form S-8 (File No. 333-237323) on file with the SEC. SEC regulations permit the Partnership to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed common units deemed to be covered by the effective registration statements of the Partnership described above are proportionately reduced to give effect to the Reverse Unit Split.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 10, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: November 10, 2020		/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer